SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2006

Strategic Hotel Capital, Inc.

(Exact Name of Registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-32223 (Commission File Number)	33-1082757 (IRS Employer Identification No.)

77 West Wacker Drive, Suite 4600, Chicago, Illinois 60601

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (312) 658-5000

     N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 13, 2006, Strategic Hotel Capital, Inc. (the “Company”) filed with the Maryland State Department of Assessments and Taxation of the State of Maryland an articles supplementary to its charter (the “Articles Supplementary”). The Articles Supplementary classified and designated a series of the Company’s preferred stock as 8.25% Series B Cumulative Redeemable Preferred Stock (the “Series B Preferred Stock”). The 4,600,000 shares of Series B Preferred Stock have the preferences and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as set forth in the Articles Supplementary. The Articles Supplementary are attached hereto as Exhibit 3.1 and are incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

On January 12, 2006, the Company issued a press release announcing the pricing of its underwritten public offering of Series B Preferred Stock. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01 Other Events.

On January 11, 2006, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Wachovia Capital Markets, LLC, as representative of the several underwriters listed therein (collectively, the “Underwriters”). Pursuant to the terms and conditions of the Underwriting Agreement, the Company agreed to sell to the Underwriters 4,000,000 shares (the “Offered Shares”) of its Series B Preferred Stock and grant the Underwriters an option to purchase up to an additional 600,000 shares of Series B Preferred Stock (the “Option Shares”) to cover any over-allotments. The Underwriters may exercise the option at any time in whole, or from time to time in part, on or before the thirtieth day following the date of the Underwriting Agreement. The Underwriting Agreement contains customary representations, warranties and agreements of the Company and customary conditions to closing, indemnification rights and obligations of the parties and termination provisions. The Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference.

On January 12, 2006, Venable LLP delivered its legality opinion with respect to the Offered Shares and the Option Shares. The legality opinion is attached hereto as Exhibit 5.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

1.1

Underwriting Agreement, dated as of January 11, 2006, by and among the Company, Strategic Hotel Funding, L.L.C. and Wachovia Capital Markets, LLC, as representative of the several underwriters listed therein.

3.1	Articles Supplementary filed on January 13, 2006 with the Maryland State Department of Assessments and Taxation relating to the 8.25% Series B Cumulative Redeemable Preferred Stock.

4.1

Form of Certificate for the 8.25% Series B Cumulative Redeemable Preferred Stock (incorporated by reference to Exhibit 4.1 of the Registrant’s Form 8-A filed with the Securities and Exchange Commission on January 13, 2006).

5.1	Opinion of Venable LLP.

12.1	Computation of Ratio of Earnings to Fixed Charges

99.1	Press Release dated January 12, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATEGIC HOTEL CAPITAL, INC.

By:	/s/ Monte J. Huber
	Name:	Monte J. Huber
	Title:	Vice President, Controller and Treasurer

Date: January 13, 2006

Exhibit Index

1.1

Underwriting Agreement, dated as of January 11, 2006, by and among the Company, Strategic Hotel Funding, L.L.C. and Wachovia Capital Markets, LLC, as representative of the several underwriters listed therein.

3.1	Articles Supplementary filed on January 13, 2006 with the Maryland State Department of Assessments and Taxation relating to the 8.25% Series B Cumulative Redeemable Preferred Stock.

4.1

Form of Certificate for the 8.25% Series B Cumulative Redeemable Preferred Stock (incorporated by reference to Exhibit 4.1 of the Registrant’s Form 8-A filed with the Securities and Exchange Commission on January 13, 2006).

5.1	Opinion of Venable LLP.

12.1	Computation of Ratio of Earnings to Fixed Charges

99.1	Press Release dated January 12, 2006.